Assets held for sale	12 Months Ended
Dec. 31, 2025
Assets Held For Sale
Assets held for sale

11.	Assets held for sale

During the year ended December 31, 2025, management made the decision to sell a heating, ventilation, and air conditioning (HVAC) system and an Ethanol Recovery System (ERS) by December 31, 2025 due to underutilization. The ERS was sold for proceeds of $250 during the year ended December 31, 2025 and management is actively searching for a buyer for the HVAC system. The sale of the HVAC system is expected to take place during the year ended December 31, 2026.

Refer to note 12 for information about assets that were classified as held for sale as at December 31, 2025.

COSCIENS Biopharma Inc.

Notes to Consolidated Financial Statements

As of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023

(in thousands of US dollars, except share and per share data and where otherwise noted)